EXHIBIT 10.10














               AGREEMENT OF PURCHASE AND SALE AND DEPOSIT RECEIPT
                                     BETWEEN
                           BIOQUEST INTERNATIONAL, INC
                                       AND
                           HASTINGS INVESTMETN LIMITED









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September 8, 2000

Ms. Hilary V.E. Jones
Mr. David P.L.Hunter
RE/MAX Freeport Northern Bahamas
#1 Queen's Highway
P.O. Box F-42480
Freeport, Grand Bahama
Phone:  (242) 352-7305
Fax:      (242) 352-3560

Dear Hilary and David:

Per our conversation yesterday, attached/enclosed please find our Agreement Of Purchase and Sale and Deposit Receipt, submitted to you for the purchases of the Hastings Investments Limited property, located on Bell Channel Bay, Unit 1, Block/Street 2. This is being faxed to you as of this date, without the deposit. The original will be sent to you tomorrow via Federal Express and will also contain the $10,000 deposit check made out to you. Should you have any questions, please call me.

We look forward to an expedient transaction with regard to this property, and trust that you will do all in your power to facilitate such. I look forward to speaking with you soon.

Sincerely,

/s/ Peter J. Ewens
------------------
Peter J. Ewens
President

Attachment/Enclosures

Cc:  Raymond Stewart, Esq.
     Vivienne Gouthro, Esq.


PJE/moi


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PURCHASER  COPY [PERMANENT]

PLEASE SIGN/WITNESS WHERE MARKED X______X              ------------------------+
RETURN TO BROKER                                           SERIAL NO:     |
----------------------------|                              CONTRACT NO:

----------------------------+

                                     RE/ MAX
                            FREEPORT NORTHERN BAHAMAS

               QUEENS HIGHWAY P.O. BOX F-42480, Freeport Bahamas
                        Tel (242) 352-7305 Fax 352-3560
                             SALE BY SHARE TRANSFER
               AGREEMENT OF PURCHASE AND SALE AND DEPOSIT RECEIPT

Freeport________14th September,______ 2000_____ We hereby acknowledge receipt of a Binder deposit: _____________Ten Thousand____________________US Dollars (US$ _____10,000_______) From:__BioQuest Center for Integrative Medicine Limited ("Purchaser") ___or Assigns Address: Suite A, Regent Centre East, P.O. Box F42682, Freeport, Grand Bahama, The Bahamas________________________Telephone:
242-352-8471,  _____________________________________________  deposit to be held by RE/MAX FREEPORT NORTHERN BAHAMAS ("Agent"), subject to the terms hereof, as a deposit on account of the purchase price of the following described property:

DESCRIPTION OF PROPERTY: All the issued Shares of Hastings Investments Limited ["Hastings"] a Resident Bahamian Corporation with a Builder Investor License and only asset a Main House with 4 Bathrooms, 2 Bedrooms, 2 Car Garage, and a 2 Bedroom Guest Cottage with 2 Bathrooms, a Gymnasium, a Security Lodge with 1 Bathroom, a Gazebo, a Pool and a Tennis Court, all on the 3.7 acre site described in the attached Listing Flyer, made a part of this Contract, namely, Subdivision:__Bell Channel Bay Unit 1___Block/Street____________2_____________ Lots# & Zoning:_16 - 23 Multi-Family Residential 1,053' Canalfront [8 Lots].

PURCHASE PRICE
One Million Nine Hundred Fifty Thousand US Dollars  (US$1,950,000)

TERMS & CONDITIONS: ALL SUBJECT TO THE PUCHASER OBTAINING FINANCING AND ALL REQUIRED APPROVALS TO OPERATE A CONVALESCENT FACILITY IN THE BAHAMAS, INCLUDING, BUT NOT LIMITED TO, THOSE APPROVALS BY THE CENTRAL BANK OF THE BAHAMAS, THE GRAND BAHAMA PORT AUTHORITY, THE MINISTRY OF HEALTH AND THE DEPARTMENT OF IMMIGRATION FOR KEY PERSONNEL.

1. Within 15 days of acceptance, the deposit will be increased to 7% of the agreed Price to be held in an Interest Bearing Trust Account by the Agent for the benefit of the Recipient.

2. An Inventory of all of the fittings, fixtures and appliances is to be taken by the Agent and will pass by delivery to the Purchaser at Closing. The House will be sold basically, UNFURNISHED, and according to the description listed under 2a. and 2b.

     a. Included in this offer will be all appliances, affixed lighting fixtures, and any fittings adhered to the wall such as bookcases, valance boxes, built-in mirrors, all window blinds, draperies, sheers, garden equipment, tools and tractor, and all outdoor patio furniture, chaises and cushions, all terra cotta pots and plants on patios. Included also are all the furnishings and furniture in the guest house. In addition, all ceiling fans and air conditioning equipment throughout the property are inclusive.

     b. Excluded are the furniture and artwork in the Main House, except those items indicated as included in 2a.

3.   Acceptance by the Purchaser of a Professional Home Inspection Report.

4. Hastings is to be in Good Standing with all License Fees and other Liabilities paid and there will be a Warranty to this effect and to the effect that there are no claims threatened or pending against Hastings by any persons whatsoever, and the Seller will give a personal indemnity to the Purchaser to this effect.

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5.   The Property is BONDED to Hastings,  and at closing the Purchaser  will pay the agreed Price including the deposit.

6. Each Party to pay their own Legal Fees for the Share Transfer and one half the applicable Stamp Duty [5% Each].

7. The Seller's Attorney will produce a Formal Share Transfer Agreement within 30 days from the date hereof on terms acceptable to the Purchaser. In the event the terms of the Formal Share Transfer Agreement cannot be agreed to by the parties then the Purchaser's deposit will be refunded.

8. A copy of the Schedule of Restrictions will be supplied and the Seller will make Corporate Documents available for Inspection in Higgs & Johnson's Chambers.

The above deposit has been made by the undersigned with the understanding that the Seller agrees to surrender possession of herein described premises to Purchaser on or before 15th December, 2000. Assessments, insurance, interest assessments, rents and other expenses or revenue of said property shall be paid, assumed or pro-rated as follows: Pro-rated to Seller before, and Purchaser after, closing which shall take place in Freeport on 15th December, 2000, or prior to that date, based upon receiving all of the necessary terms and conditions having been met. It is the intent of the Purchaser to close on this property as soon as is feasibly possible.

Sale will be conditional upon Seller conveying a title free and clear of all encumbrances, except as herein set forth:

1.   Annual Service Charges PREPAID & RELEASED
2.   The Schedule of Restrictions that runs with the Property.

The Purchaser will pay the balance due and execute all documents to complete his purchase at the time of title transfer from Seller to Purchaser.

         IF THIS OFFER IS NOT ACCEPTED ON OR BEFORE 18TH SEPTEMBER, 2000

the deposit shall be returned forthwith to the Purchaser who will then be released from all obligations under the terms of this Agreement. It is further agreed THAT IF THIS OFFER IS ACCEPTED AND THE PURCHASER DEFAULTS the Agent shall pay to the Seller one half of the deposit and will retain one half as consideration for his time and effort and all the Parties shall be released from any and all future obligation to each other.

                 On behalf of: RE/MAX FREEPORT NORTHERN BAHAMAS
                           Deposit received by:_CHECK



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NOTES:

1. Dates: Unless time is made of the essence (and this can be a risk for both Parties) all dates are approximate and of little relevance.
2.   The  Purchaser  and  Seller  are each  responsible  for  paying  their  own
     Attorneys.
3.   Each Party will pay one-half of the 10% Stamp Duty.
4.   Recording Fee. The Purchaser pays for recording the Conveyance.
5.   The Property is to be sold BONDED.
6.   Any alterations must be initialled by ALL PARTIES.
7. All signatures must be properly witnessed, but need not be notarized at this stage.
8. All furniture, fittings, fixtures and appliances indicated under 2.and 2a.are included, and 2b. excluded, and an inventory will be provided by the Agent upon acceptance.
9. Counter-Proposal If the seller does NOT accept the offer as submitted and amends or alters this contract, it has the effect of cancelling the offer until the Purchaser signs his agreement to the changes.

TELEFAX COUNTERPART AGREEMENT This agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This contingency is to be noted on the contract.
                                                            ----------
                                                               YES
                                                            ----------

OFFER TO PURCHASE
I, or we, agree to purchase the above described Property on the terms and conditions stated in the foregoing contract and do hereby approve, ratify and confirm said contract in all respects.

WITNESS                                     PURCHASER


X_____________________________X             X_____________________________(Seal)

                BioQuest Center for Integrative Medicine Limited

X_____________________________X             X_____________________________(Seal)



ACCEPTANCE OF OFFER
I, or we, agree to sell the above described property on the terms and conditions stated in the foregoing contract, and do hereby approve, ratify and confirm said contract in all respects.



WITNESS                                     SELLER


X______________________________X            X_____________________________(Seal)



X______________________________X            X_____________________________(Seal)


ONCE THE BROKERS HAVE A SIGNED CONTRACT AND HOLD A DEPOSIT ALL INQUIRIES SHOULD BE DIRECTED TO PURCHASER'S ATTORNEY IN THE BAHAMAS AT 242-351-5050 OR TELEFAX 242- 351-4959.

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COMMISSION AGREEMENT
I, or we, agree to pay the above signed broker, as a commission for finding the above purchaser(s) for the above described property, the sum of
__________________________________Dollars  ($_________________)  or one  half of all amounts paid under said contract if said amounts are retained to the terms thereof.

WITNESS                                      SELLER


X_______________________________X            X____________________________(Seal)



X_______________________________X            X____________________________(Seal)

                   STAMP DUTY ON CONVEYANCE/SCALE - 1995 SCALE

      Over $250,000.................................................... 10%

                   AMOUNT TO BE SPLIT BETWEEN BUYER AND SELLER